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                                                                    EXHIBIT 10.3

                                CONFORMED COPY
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                              AGREEMENT AND PLAN
                                       OF
                                     MERGER
                                       OF
                               TTC MERGER CO. LLC
                                      AND
                   TELECOMMUNICATIONS TECHNIQUES CO., L.L.C.


      This Agreement and Plan of Merger (the "Agreement") is made and entered into as of May 21, 1998 by and between Telecommunications Techniques Co., LLC, a Delaware limited liability company ("TTC, LLC" or the "Surviving Company"), and TTC Merger Co. LLC, a Delaware limited liability company (the "Disappearing Company").

      WHEREAS, TTC, LLC is a limited liability company organized under and governed by the laws of the State of Delaware, and has its address at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle;

      WHEREAS, the Disappearing Company is a limited liability company organized under and governed by the laws of the State of Delaware, and has its address at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle;

      WHEREAS, TTC, LLC and the Disappearing Company have determined that it is advisable and in the best interests of such entities that the Disappearing Company merge with and into TTC, LLC upon the terms and conditions provided herein (the "Merger"); and

      WHEREAS, pursuant to the laws of Delaware, the sole member of TTC, LLC and the sole member of the Disappearing Company have adopted and recommended this Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and of the mutual benefits provided hereby, the parties hereto hereby agree as follows:

      1.  Merger.  The effective date of the Merger shall be May 21, 1998 (the
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"Effective Date").  On the Effective Date, the Disappearing Company shall be merged with and into TTC, LLC and the separate existence of the Disappearing Company shall thereupon cease. TTC, LLC shall continue its existence as the surviving company after the Effective Date.
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      2.  Certificate of Formation.  The Certificate of Formation of TTC, LLC,
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as in effect immediately prior to the Effective Date, shall continue to be the
Certificate of Formation of the Surviving Company without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

      3.  Subsequent Action.  If at any time after the Effective Date it shall
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be necessary or desirable to take any action or execute, deliver or file any instrument or document in order to vest, perfect or confirm of record in the Surviving Company the title to any property or any rights of the Disappearing Company, or otherwise to carry out the provisions of this Agreement, the sole member of the Surviving Company is hereby authorized and empowered on behalf of the Disappearing Corporation and in its name to take such action and execute, deliver and file such instruments and documents.

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      4.  Rights and Duties of Surviving Company.  On the Effective Date, the
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Surviving Company shall thereupon and thereafter possess all rights, privileges, immunities, licenses, and permits (whether of a public or private nature) of the Disappearing Company; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other of or belonging to or due to the Disappearing Company shall continue and be taken and deemed to be transferred to and vested in the Surviving Company, without further act or deed, and the Surviving Company shall thenceforth be responsible and liable for all the liabilities and obligations of the Disappearing Corporation.

      5.  Termination.  At any time prior to the Effective Date, this Agreement
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may be terminated and the Merger abandoned at the election of the sole member of the Surviving Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              TTC MERGER CO. LLC
                                By: Dynatech Corporation, its sole member


                              By: /s/ Allan M. Kline
                                  ------------------
                                  Name: Allan M. Kline
                                  Title: Vice President, Chief Financial
                                        Officer and Treasurer


                              TELECOMMUNICATIONS TECHNIQUES
                              CO., LLC
                                By: Dynatech Corporation, its sole member


                              By:  /s/ Allan M. Kline
                                   ------------------
                                  Name: Allan M. Kline
                                  Title: Vice President, Chief Financial
                                        Officer and Treasurer

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